UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08025

                            Global Income Fund, Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      11 Hanover Square, New York, NY 10005
         --------------------------------------------------------------
               (Address of principal executive offices) (Zipcode)

                          Thomas B. Winmill, President
                                11 Hanover Square
                               New York, NY 10005
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-212-344-6310


Date of fiscal year end:  12/31

Date of reporting period:  1/1/06 - 12/31/06


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

GLOBAL INCOME FUND

[GRAPHIC APPEARS HERE]

ANNUAL REPORT
December 31, 2006

American Stock
Exchange Symbol:

GIF

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

                             [CHART APPEARS HERE]

    Korea                                                              1.58%
    Hungary                                                            2.02%
    Cyprus                                                             2.07%
    Mexico                                                             3.10%
    Supranational/Other                                                3.71%
    Japan                                                              4.08%
    Sweden                                                             4.16%
    Austria                                                            4.27%
    United States                                                      5.23%
    Germany                                                            6.01%
    France                                                             8.25%
    Australia                                                         10.46%
    United Kingdom                                                    11.49%
    Canada                                                            12.88%
    Netherlands                                                       18.46%

                              PORTFOLIO ANALYSIS*

                              Currency Allocation

        Eurodollar                                                51.55%
        U.S. Dollar                                               21.28%
        Australian Dollar                                         12.33%
        British Pound                                              6.01%
        Canadian Dollar                                            6.60%
                                                                  -----
                                                                  97.77%

                                    Ratings

        AAA                                                       34.71%
        AA                                                        17.43%
        A                                                         35.68%
        BBB                                                        6.44%
        (less than)BBB                                             1.47%
        NR                                                         2.04%
                                                                  -----
                                                                  97.77%
--------
* Country allocation and portfolio analysis use approximate percentages of total net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means "not rated."

GLOBAL INCOME
FUND                                                       American Stock
                                                           Exchange Symbol: GIF

11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                              February 22, 2007

Fellow Shareholders:

   It is a pleasure to submit this 2006 Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund's quality approach to global income investing attractive. The primary investment objective of the Fund, a closed end management investment company listed on the American Stock Exchange, is to provide for its shareholders a high level of income. The Fund's secondary investment objective is capital appreciation. The Fund has pursued its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities.

                        Additional Investment Strategy

   The Board of Directors recently approved an additional investment strategy to achieve the Fund's objectives. The Fund may now invest in shares of closed end management investment companies ("Portfolio Funds") selected by CEF Advisers, Inc. (the "Investment Manager") that invest significantly in income producing securities. This strategy will be limited by provisions of the Investment Company Act of 1940, as amended (the "Act"), that limit the amount the Fund can invest in any one Portfolio Fund to 3% of the Portfolio Fund's total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the Act, on any matter upon which Portfolio Fund stockholders are solicited to vote, the Investment Manager will vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund. The Fund will not invest in any closed end funds managed by the Investment Manager.

   Under this new strategy, the Fund may own shares of open end management investment companies ("open end funds") as a result of a Portfolio Fund's conversion from a closed end fund or for short term liquidity. The Fund will not own open end funds as a strategic investment over the long term, and the Investment Manager will generally redeem its investment in open end funds within a time period deemed reasonable by the Investment Manager taking into account the circumstances surrounding each such fund (excepting investments in short term liquidity funds).

                                 Market Report

   After increasing the Federal funds target rate by a quarter of one percent at each of its four meetings in the first half of 2006, the Federal Open Market Committee ("FOMC") left the target rate unchanged at 5.25% in the second half of the year. Since the FOMC had signaled that future rate increases would depend on current data regarding inflation and economic growth, the FOMC appeared to view the economy as moderating in each of these respects, although it indicated a continuing concern with inflation. The FOMC's restraint was well received, causing equities to rise, and other interest rates to decline towards the end of the year. As U.S. interest rates fell, the U.S. dollar weakened versus the euro, yen, and British pound. The second half also saw bonds rallying as oil prices dropped and overall corporate earnings remained strong.

   More recently, the U.S. Department of Labor reported that U.S. non-farm payrolls expanded by a seasonally adjusted 167,000 jobs, with solid gains in the service sector and moderate declines in the manufacturing and construction sectors. The report indicated that the United States showed a net increase of
1.8 million jobs in 2006, compared with 1.9 million in 2005 and 2.1 million in 2004. At the same time, the unemployment rate remains near a five year low.

   Notwithstanding these positive signs for the U.S. economy, we remained concerned by the U.S. current-account deficit - the combined balances for trade in goods and services, income, and net unilateral current transfers - which increased to $225.6 billion in the third quarter of 2006 from $217.1 billion in the second quarter. With this trend, our foreign debt will be reaching increasingly high levels. While a weaker U.S. dollar might contribute to closing the deficit by making U.S. exports cheaper and more competitive for sales abroad, the buying power of Americans for products from abroad would be lessened.

                               Global Allocation

   The Fund's strategy in 2006 was to invest its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries. On December 31, 2006, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Netherlands, United Kingdom, Australia, France, Canada, Germany, Austria, Sweden, Japan, Cyprus, Hungary, and Korea. Of these securities approximately 52% were in Eurodollars, 21% in U.S. dollars, 12% in Australian dollars, 6% in British pounds, and 7% in Canadian dollars. All but approximately 1.5% of the Fund's portfolio investments are considered investment grade by actual or deemed rating, or in cash or cash equivalents. For 2006, the Fund had a market total return on the American Stock Exchange of 13.43% on a net asset value total return of 8.43%, gratifying results for our global investment grade allocation process. We believe this approach provides a sound, quality, fixed income strategy for investors over the long term. Our current view of markets suggests that the Fund will benefit over the course of 2007 from a high quality portfolio selection strategy, investing globally in investments in multiple currencies and in closed end income funds.

                              Distribution Policy

   The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the 2006 policy, distributions of approximately 6% of the Fund's net asset value per share on an annual basis were intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. For the year ended December 31, 2006 actual distributions were about 6.4% of average net assets of which approximately 48% was derived from net investment income and the balance from return of capital.

   This managed quarterly distribution policy is subject to review by the Board of Directors and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the dollar amount of the distributions cannot be predicted, we continue to believe shares of the Fund are a sound long term value for investors seeking a high level of income, with capital appreciation as a secondary objective.

                             Shares at a Discount

   The Fund's current net asset value per share is $4.38. With a recent closing price on the American Stock Exchange of $4.15, you can purchase additional shares at a discount from their underlying value. Investment return and value will vary, so shares of the Fund may subsequently be worth more or less than their original cost. We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

                                                  Sincerely,

                                                  /s/ Thomas B. Winmill
                                                  ------------------------------
                                                  Thomas B. Winmill
                                                  President

GLOBAL INCOME FUND, INC.              2

             Schedule of Portfolio Investments - December 31, 2006

      Principal                                                        Market
     Amount (a)                                                        Value
     ----------                                                      ----------
                  DEBT SECURITIES (94.01%)
                  Australia (10.46%)
    A$1,500,000   Commonwealth Bank of Australia, 6.75% Senior
                  Government
                  Guaranteed Notes, due 12/01/07.................... $1,185,978
     $1,000,000   National Australia Bank, 8.60% Subordinated
                  Notes, due 5/19/10................................  1,103,505
       $300,000   Principal Financial Group, 144A, 8.20% Senior
                  Notes, due 8/15/09 (b)............................    321,311
      A$500,000   Telstra Corp. Ltd., 6.25% Senior Notes, due
                  4/15/15...........................................    375,426
      A$500,000   Telstra Corp. Ltd., 7.25% Senior Notes, due
                  11/15/12..........................................    399,418
                                                                     ----------
                                                                      3,385,638
                                                                     ----------
                  Austria (4.27%)
(Euro)1,000,000   Republic of Austria, 5.25% Euro Medium Term
                  Notes, due 1/04/11................................  1,382,540
                                                                     ----------
                  Canada (12.88%)
    C$1,000,000   Canada Housing Trust, 144A, 4.75% Guaranteed
                  Notes, due 3/15/07 (b)............................    860,342
    A$1,300,000   Government of Quebec, 6.00% Senior Unsubordinated
                  Notes, due 2/18/09................................  1,012,372
    C$1,000,000   HSBC Financial Corp. Ltd., 4.00% Medium Term
                  Notes, due 5/03/10................................    850,761
      C$500,000   Molson Coors Capital Finance, 5.00% Guaranteed
                  Notes, due 9/22/15................................    424,646
    A$1,350,000   Province of Ontario, 5.50% Euro Medium Term
                  Notes, due 7/13/12................................  1,018,628
                                                                     ----------
                                                                      4,166,749
                                                                     ----------
                  Cyprus (2.07%)
  (Euro)500,000   Republic of Cyprus, 4.375% Euro Medium Term
                  Notes, due 7/15/14................................    669,531
                                                                     ----------
                  France (8.25%)
(Euro)1,000,000   Elf Aquitaine, 4.50% Senior Unsubordinated Notes,
                  due 3/23/09.......................................  1,329,695
(Euro)1,000,000   Societe Nationale des Chemins de Fer Francais,
                  4.625% Euro Medium Term
                  Notes, due 10/25/09...............................  1,339,469
                                                                     ----------
                                                                      2,669,164
                                                                     ----------
                  Germany (6.01%)
(Pounds)500,000   Dresdner Bank Aktiengesellschaft, 7.75%
                  Subordinated Bonds, due 12/07/07..................    994,983
(Pounds)500,000   RWE Finance B.V., 4.625% Notes, due 8/17/10.......    948,655
                                                                     ----------
                                                                      1,943,638
                                                                     ----------
                  Hungary (2.02%)
  (Euro)500,000   Republic of Hungary, 4.00% Bonds, due 9/27/10.....    654,738
                                                                     ----------
                  Japan (4.08%)
(Euro)1,000,000   Toyota Motor Credit Corp., 4.125% Euro Medium
                  Term Notes, due 1/15/08...........................  1,320,149
                                                                     ----------
                  Korea (1.58%)
       $500,000   Korea Development Bank, 5.75% Notes, due 9/10/13..    512,646
                                                                     ----------
                  Mexico (3.10%)
     $1,000,000   United Mexican States, 5.625% Notes, due 1/15/17..  1,003,500
                                                                     ----------
                  Netherlands (18.46%)
(Euro)1,000,000   Aegon N.V., 4.625% Euro Medium Term Notes, due
                  4/16/08...........................................  1,327,915
  (Euro)500,000   Heineken N.V., 4.375% Bonds, due 2/04/10..........    661,104
(Euro)1,000,000   ING Bank N.V., 5.50% Euro Medium Term Notes, due
                  1/04/12...........................................  1,387,816
(Euro)1,000,000   Nederlandse Waterschapsbank, 4.00% Notes, due
                  2/11/09...........................................  1,317,518
(Euro)1,000,000   Rabobank Nederland, 3.125% Senior Notes, due
                  7/19/10...........................................  1,281,096
                                                                     ----------
                                                                      5,975,449
                                                                     ----------

 See notes to financial statements.   3               GLOBAL INCOME FUND, INC.

             Schedule of Portfolio Investments - December 31, 2006

      Principal
     Amount (a)                                                    Market Value
     ----------                                                    ------------
                  Sweden (4.16%)
(Euro)1,000,000   Kingdom of Sweden, 5.00% Eurobonds, due 1/28/09. $ 1,345,833
                                                                   -----------
                  United Kingdom (11.49%)
     $1,000,000   National Westminster Bank, 7.375% Subordinated
                  Notes, due 10/01/09.............................   1,053,724
(Euro)1,000,000   Tesco PLC, 4.75% Euro Medium Term Notes, due
                  4/13/10.........................................   1,338,205
(Euro)1,000,000   Vodafone Group Plc, 4.625% Euro Medium Term
                  Notes, due 1/31/08..............................   1,325,501
                                                                   -----------
                                                                     3,717,430
                                                                   -----------
                  United States (1.47%)
       $500,000   CIT RV Trust 1998-A B 6.29% Subordinated Bonds,
                  due 1/15/17.....................................     475,466
                                                                   -----------
                  Supranational/Other (3.71%)
     $1,200,000   The International Bank for Reconstruction &
                  Development,
                  5.05% Notes, due 5/29/08........................   1,200,120
                                                                   -----------
                  Total Debt Securities (cost: $ 30,019,567)......  30,422,591
                                                                   -----------
         Shares
         ------
                  PREFERRED STOCKS (2.68%)
                  United States (2.68%)
          4,000   BAC Capital Trust II, 7.00%.....................     101,200
         25,000   Corporate-Backed Trust Certificates, 8.20%
                  (Motorola)......................................     647,500
          5,000   SATURNS-Bellsouth SM, 5.875%....................     119,000
                                                                   -----------
                  Total Preferred Stocks (cost: $ 850,000)........     867,700
                                                                   -----------
      Principal
     Amount (a)
     ----------
                  REGISTERED INVESTMENT COMPANY (1.08%)
       $349,054   SSgA Money Market Fund 4.94% (c) (cost: $
                  349,054)........................................     349,054
                                                                   -----------
                  Total Investments (cost: $ 31,218,621) (97.77%).  31,639,345
                                                                   -----------
                  Receivables and other assets in excess of
                  liabilities (2.23%).............................     722,828
                                                                   -----------
                  Net Assets (100.00%)............................ $32,362,173
                                                                   ===========
--------
(a) The principal amount is stated in U.S. dollars unless otherwise indicated.
(b) These securities are exempt from registration purusant to Rule 144A under the Securities Act of 1933, as amended or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities are considered liquid and the market value amounted to $1,181,653 or 3.7% of total net assets. Restricted securities held by the Fund are as follows:

                                       Acquisition Acquisition  Principal             Percent of
Security                                  Date        Cost       Amount      Value    Net Assets
--------                               ----------- ----------- ----------- ---------- ----------
Canada Housing Trust, 144A, 4.75%
  Guaranteed Notes, due 3/15/07           5/9/06    $911,871   C$1,000,000 $  860,342    2.7%
Principal Financial Group, 144A, 8.20%
  Senior Notes, due 8/15/09              9/16/03    $358,530    $  300,000    321,311    1.0%
                                                                           ----------    ---
                                                                           $1,181,653    3.7%
                                                                           ==========    ===

--------
(c) Rate represents the 7-day annualized yield at December 31, 2006.

 GLOBAL INCOME FUND, INC.             4    See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
   Investments at market value (cost: $ 31,218,621)............... $31,639,345
   Interest receivable............................................     803,986
   Other assets...................................................      11,317
                                                                   -----------
       Total assets...............................................  32,454,648
                                                                   -----------

LIABILITIES
   Accrued expenses...............................................      67,863
   Investment management..........................................      19,286
   Administrative services........................................       5,326
                                                                   -----------
       Total liabilities..........................................      92,475
                                                                   -----------

NET ASSETS........................................................ $32,362,173
                                                                   ===========

NET ASSET VALUE PER SHARE
   (applicable to 7,393,572 shares outstanding: 20,000,000 shares
     of $.01 par value authorized)................................ $      4.38
                                                                   ===========

At December 31, 2006, net assets consisted of:
   Paid-in capital................................................ $36,627,184
   Accumulated net realized loss on investments and foreign
     currencies...................................................  (4,711,714)
   Net unrealized appreciation on investments and foreign
     currencies...................................................     446,703
                                                                   -----------
                                                                   $32,362,173
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
   Interest (net of $7,632 of foreign tax expense)................. $1,384,855
   Dividends.......................................................     95,777
                                                                    ----------
       Total investment income.....................................  1,480,632
                                                                    ----------

EXPENSES
   Investment management...........................................    225,289
   Legal...........................................................    121,747
   Administrative services.........................................     66,135
   Printing and postage............................................     49,393
   Bookkeeping and pricing.........................................     43,540
   Auditing........................................................     22,875
   Exchange listing................................................     19,725
   Custodian.......................................................     17,575
   Insurance.......................................................     12,841
   Directors.......................................................     10,440
   Transfer agent..................................................      9,581
   Loan interest and fees..........................................      5,902
   Other...........................................................      3,919
       Total expenses..............................................    608,962
          Expense reductions.......................................     (2,081)
                                                                    ----------
       Net expenses................................................    606,881
                                                                    ----------
   Net investment income...........................................    873,751
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCIES
   Net realized gain (loss) on:
       Sale of investments.........................................   (252,390)
       Foreign currencies transactions.............................    127,434
   Net unrealized appreciation on:
       Investments.................................................  1,621,291
       Translation of assets and liabilities in foreign
         currencies................................................     50,389
                                                                    ----------
   Net realized and unrealized gain on investments and foreign currencies....................................................  1,546,724
                                                                    ----------
   Net change in net assets resulting from operations.............. $2,420,475
                                                                    ==========

See notes to financial statements.    5               GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2006 and 2005

                                                          2006         2005
                                                      -----------  -----------
 OPERATIONS
 Net investment income............................... $   873,751  $   835,053
 Net realized gain (loss) on investments and foreign
   currencies........................................    (124,956)     623,354
 Unrealized appreciation (depreciation) on
   investments and foreign currencies................   1,671,680   (4,117,933)
                                                      -----------  -----------
    Net change in net assets resulting from
      operations.....................................   2,420,475   (2,659,526)

 DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from ordinary income ($0.13 and $0.20
   per share, respectively)..........................    (995,603)  (1,458,409)
 Tax return of capital ($0.15 and $0.08 per share,
   respectively).....................................  (1,072,996)    (608,022)

 CAPITAL SHARE TRANSACTIONS
 Reinvestment of distributions to shareholders
   (8,784 and 7,249 shares, respectively)............      35,168       30,567
                                                      -----------  -----------
        Total change in net assets...................     387,044   (4,695,390)

 NET ASSETS
 Beginning of year...................................  31,975,129   36,670,519
                                                      -----------  -----------
 End of year (including accumulated undistributed
   net investment loss of $ 5,582 in 2005)........... $32,362,173  $31,975,129
                                                      ===========  ===========

GLOBAL INCOME FUND, INC.              6     See notes to financial statements.

               Notes to Financial Statements - December 31, 2006

1. Organization, Investment Objectives, and Summary of Significant Accounting Policies

Organization and Investment Objectives - Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Act"), is a non-diversified, closed end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions.

The following is a summary of the Fund's significant accounting policies.

Security Valuation - Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Foreign Currency Translation - Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on a sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts - Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Repurchase Agreements - The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest, is at least equal at all times to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Income Taxes- No provision has been made for U.S. income taxes because the Fund's current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

                                      7               GLOBAL INCOME FUND, INC.

Security Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over their remaining maturity. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Expenses - Estimated expenses are accrued daily. Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager or its affiliates serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex otherwise can be made fairly.

Expense Reduction Arrangement - Through arrangements with the Fund's custodian and cash management bank, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Fund included these credits as expense reductions in the Statement of Operations.

Distributions - Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications - The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2. Fees and Transactions with Related Parties

The Fund retains CEF Advisers, Inc. as its Investment Manager pursuant to an Investment Management Agreement ("IMA"). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended
December 31, 2006, the Fund incurred total administrative costs of $66,135, comprised of $32,640 and $33,495 for compliance and accounting services, respectively.

 GLOBAL INCOME FUND, INC.             8

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the year ended December 31, 2006 and 2005 was as follows:

                                                       2006       2005
                                                    ---------- ----------
      Distributions paid from:
         Ordinary income........................... $  995,603 $1,458,409
         Return of capital.........................  1,072,996    608,022
                                                    ---------- ----------
                                                    $2,068,599 $2,066,431
                                                    ========== ==========

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Unrealized appreciation on investments and foreign
        currencies........................................... $   446,703
      Capital loss carryovers................................  (4,711,714)
      Post-October foreign currency losses...................           -
                                                              -----------
                                                              $(4,265,011)
                                                              ===========

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences between book and tax accounting have been reclassified as follows:

         Increase in             Decrease in Accumulated
  Accumulated Undistributed        Net Realized Loss on          Decrease in
     Net Investment Loss    Investments and Foreign Currencies Paid-in Capital
  ------------------------- ---------------------------------- ---------------
         $1,200,430                     $1,214,094               $(2,414,524)

As of December 31, 2006, the Fund had net capital loss carryovers of $4,711,714, of which $1,708,533, $1,381,580, $1,369,211 and $252,390 expires in
2007, 2008, 2010, and 2014, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4. Securities Transactions

Purchases and sales of securities, other than short term notes, aggregated $5,265,509 and $6,624,054, respectively, for the year ended December 31, 2006. At December 31, 2006, for federal income tax purposes the aggregate cost of securities was $31,218,621 and net unrealized appreciation was $420,724, comprised of gross unrealized appreciation of $764,749 and gross unrealized depreciation of $344,025.

5. Bank Line of Credit

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank & Trust Company ("Bank"), the Fund's custodian. Foxby Corp. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000, which was renewed and increased from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $25,000,000, the maximum amount permitted pursuant to each Borrower's investment policies, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2006, the weighted average interest rate was

                                      9               GLOBAL INCOME FUND, INC.

                   Notes to Financial Statements (concluded)

5.95% based on the balances outstanding during the period, and the average daily amount outstanding during the period was $54,211. At December 31, 2006, there were investment securities pledged as collateral with a market value of approximately $1,900,000 and no outstanding loan balance.

6.Foreign Securities Risk

Investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

7.Capital Stock

At December 31, 2006, there were 7,393,572 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of distributions during the years ended December 31, 2006 and 2005 were as follows:

                                   Shares issued Increase in paid-in capital
                                   ------------- ---------------------------
    2006..........................     8,784               $35,168
    2005..........................     7,249               $30,567

In October 2005, the Fund filed with the Securities and Exchange Commission ("SEC") a registration statement relating to a non-transferable offering of rights exercisable for shares of the Fund (the "Offer"). The Board of Directors of the Fund authorized the filing of the registration statement, but has not, as of the date hereof, yet unconditionally approved the Offer or its final terms. Legal costs incurred in connection with the Offer of $64,077 were expensed in 2006.

8.Recently Issued Accounting Standards

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes." FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

GLOBAL INCOME FUND, INC.              10

                             FINANCIAL HIGHLIGHTS

                                                                                       Years Ended December 31,
                                                                             --------------------------------------------
                                                                               2006     2005      2004     2003     2002
                                                                             -------  -------   -------  -------  -------
Per Share Operating Performance
Net asset value at beginning of period...................................... $  4.33  $  4.97   $  5.16  $  5.04  $  5.44
                                                                             -------  -------   -------  -------  -------
Income from investment operations:
   Net investment income....................................................     .13      .11       .11      .18      .28
   Net realized and unrealized gain (loss) on investments...................     .20     (.47)      .25      .30     (.18)
                                                                             -------  -------   -------  -------  -------
Total income from investment operations.....................................     .33     (.36)      .36      .48      .10
                                                                             -------  -------   -------  -------  -------
Dilution from rights offering...............................................       -        -      (.21)       -        -
                                                                             -------  -------   -------  -------  -------
Less distributions:
   Dividends from net investment income.....................................    (.13)    (.20)     (.25)    (.22)    (.28)
   Tax return of capital....................................................    (.15)    (.08)     (.09)    (.14)    (.22)
                                                                             -------  -------   -------  -------  -------
   Total distributions......................................................    (.28)    (.28)     (.34)    (.36)    (.50)
                                                                             -------  -------   -------  -------  -------
Net asset value at end of year.............................................. $  4.38  $  4.33   $  4.97  $  5.16  $  5.04
                                                                             =======  =======   =======  =======  =======
Per share market value at end of year....................................... $  4.18  $  3.95   $  4.82  $  5.01  $  4.60
                                                                             =======  =======   =======  =======  =======
Total Investment Return (a)
   Based on net asset value.................................................    8.43%   (6.95)%    3.57%   10.22%    0.04%
                                                                             =======  =======   =======  =======  =======
   Based on market price....................................................   13.43%  (12.47)%    3.45%   17.25%    3.60%
                                                                             =======  =======   =======  =======  =======
Ratios/Supplemental Data
Net assets at end of year (000's omitted)................................... $32,362  $31,975   $36,671  $28,712  $27,589
                                                                             =======  =======   =======  =======  =======
Ratio of total expenses to average net assets...............................    1.89%    1.59%     1.66%    1.61%    1.44%
                                                                             =======  =======   =======  =======  =======
Ratio of net expenses to average net assets.................................    1.89%    1.59%     1.67%    1.61%    1.44%
                                                                             =======  =======   =======  =======  =======
Ratio of net expenses excluding loan interest and fees to average net assets    1.87%    1.58%     1.66%    1.61%    1.44%
                                                                             =======  =======   =======  =======  =======
Ratio of net investment income to average net assets........................    2.71%    2.44%     2.49%    3.54%    5.35%
                                                                             =======  =======   =======  =======  =======
Portfolio turnover rate.....................................................      17%      32%       97%     146%     162%
                                                                             =======  =======   =======  =======  =======

--------
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

                                      11              GLOBAL INCOME FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

 GLOBAL INCOME FUND, INC.             12

                                PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know such information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

                                 PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310 and on the SEC's website at www.sec.gov. The Guidelines are also posted on the Fund's website at www.globalincomefund.net.

                              QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.globalincomefund.net.

Additional Information (Unaudited)    13              GLOBAL INCOME FUND, INC.

                             MANAGED DISTRIBUTIONS

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2007, including the distributions paid quarterly, will be comprised approximately one-half of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

                          DIVIDEND REINVESTMENT PLAN
                            Terms and Conditions of
                 the 2006 Restated Dividend Reinvestment Plan

1. Each shareholder (the "Shareholder") holding shares of common stock (the "Shares") of Global Income Fund, Inc. (the "Fund") will automatically be a participant in the Dividend Reinvestment Plan (the "Plan"), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, 1-800-278-4353, as agent under the Plan (the "Agent"). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder's account in accordance with the following:

   Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund's net asset value per Share or 95% of the Fund's Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for such Shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

   In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution

 GLOBAL INCOME FUND, INC.             14   Additional Information (Unaudited)
   payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

   The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on the Exchange on each of the five trading days the Shares traded ex-dividend on the Exchange immediately prior to such date, and
(b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open-market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent's name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by him or her to the Fund. Upon the Shareholder's written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for his or her account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders' accounts. In the event of a termination of a Shareholder's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued by such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent's service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate his or her account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to him or her.

 Additional Information (Unaudited)   15              GLOBAL INCOME FUND, INC.

10.These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder's account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder's account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

                        HISTORICAL DISTRIBUTION SUMMARY

                                                    Investment Return of
 Period                                               Income    Capital  Total
 ------                                             ---------- --------- ------
 2006..............................................   $0.130    $0.150   $0.280
 2005..............................................   $0.200    $0.080   $0.280
 2004..............................................   $0.245    $0.090   $0.335
 2003..............................................   $0.220    $0.140   $0.360
 2002..............................................   $0.280    $0.220   $0.500
 2001..............................................   $0.360    $0.200   $0.560
 2000..............................................   $0.420    $0.160   $0.580
 6 Months Ended 12/31/99...........................   $0.230    $0.070   $0.300
 12 Months Ended 6/30/99...........................   $0.550    $0.130   $0.680
 12 Months Ended 6/30/98...........................   $0.520    $0.320   $0.840

                           WWW.GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net. The site provides information about the Fund, including market performance, net asset value ("NAV"), dividends, press releases, and shareholder reports. For further information, please email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association ("CEFA"). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

 GLOBAL INCOME FUND, INC.             16   Additional Information (Unaudited)

                                  STOCK DATA

        Price (12/31/06) . . . . . . . . . . . .................. $4.18
        Net Asset Value (12/31/06) . . . ........................ $4.38
        Discount . . . . . . . . . . . . . . . . . ..............   4.6%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

                        2007 DISTRIBUTION PAYMENT DATES

 Declaration               Record                    Payment
 -----------               ------------------------  ------------------------
 March 2                   March 15                  March 30
 June 1                    June 15                   June 29
 September 6               September 18              September 28
 December 3                December 18               December 31

                               FUND INFORMATION

 Investment Manager                         Stock Transfer Agent and Registrar
 CEF Advisers, Inc.                         American Stock Transfer & Trust Co.
 11 Hanover Square                          59 Maiden Lane
 New York, NY 10005                         New York, NY 10038
 1-212-344-6310                             www.amstock.com
                                            1-800-278-4353

 Internet                                   Custodian
 www.globalincomefund.net                   State Street Bank & Trust Co.
 email: info@globalincomefund.net           801 Pennsylvania Avenue
                                            Kansas City, MO 64105

                         RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 20, 2006 and adjourned to October 11, 2006, October 31, 2006, and December 4, 2006 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York for the following purposes:

1. To elect to the Board of Directors the nominee, Thomas B. Winmill, as a Class IV Director, and until his successor is duly elected and qualifies.

    Votes For                                                 Votes Withheld
    ---------                                                 --------------
    6,568,780                                                    302,983

2. To approve amendments to the Fund's Charter.

         Votes For                  Against              Abstain
         ---------                  -------              -------
         2,739,270                  251,394              118,063

Directors whose term of office continued after the meeting are Bassett S. Winmill (Class V), Peter K. Werner (Class I), James E. Hunt (Class II), and Bruce B. Huber (Class III).

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to
Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.


 Additional Information (Unaudited)   17              GLOBAL INCOME FUND, INC.

                            DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "Act"), is indicated by an asterisk.

                                                            Number of Portfolios    Other Public
                                                               in Investment          Company
Name, Position(s) Held with Fund, Term of Office,  Director   Company Complex      Directorships
Principal Occupation for Past Five Years, and Age   Since   Overseen by Director Held by Director**
-------------------------------------------------  -------- -------------------- ------------------
Class I term expires 2008:

PETER K. WERNER - Since 1996, he has been            1997            5                   0
teaching, coaching and directing a number of
programs at The Governor's Academy of Byfield,
MA. Currently, he serves as chair of the History
Department. Previously, he held the position of
vice president in the the Fixed Income
Departments of Lehman Brothers and First Boston.
His responsibilities included trading sovereign
debt instruments, currency arbitrage,
syndication, medium term note trading, and money
market trading. He was born on August 16, 1959.

Class II term expires 2009:

JAMES E. HUNT - He is a Limited Partner of Hunt      2004            5                   0
Howe Partners LLC executive recruiting
consultants. He was born on December 14, 1930.

Class III term expires 2010:

BRUCE B. HUBER, CLU, ChFC, MSFS - Retired. He is     2004            5                   0
a former Financial Representative with New
England Financial, specializing in financial,
estate and insurance matters. He is a member of
the Board, emeritus, of the Millbrook School, and
Chairman of the Endowment Board of the Community
YMCA of Red Bank, NJ. He was born on February 7,
1930.

Class IV term expires 2011:

THOMAS B. WINMILL* - He is President, Chief          1997            5                 Bexil
Executive Officer, and General Counsel of the                                       Corporation
Fund, the Investment Manager, the other
investment companies (collectively, the
"Investment Company Complex") advised by the
Investment Manager, and Winmill & Co.
Incorporated and its affiliates ("WCI"). He is a
member of the New York State Bar and the SEC
Rules Committee of the Investment Company
Institute. He is the son of Bassett S. Winmill.
He was born on June 25, 1959.


 GLOBAL INCOME FUND, INC.             18   Additional Information (Unaudited)

                                                            Number of Portfolios    Other Public
                                                               in Investment          Company
Name, Position(s) Held with Fund, Term of Office,  Director   Company Complex      Directorships
Principal Occupation for Past Five Years, and Age   Since   Overseen by Director Held by Director**
-------------------------------------------------  -------- -------------------- ------------------
Class V term expires 2007:

BASSETT S. WINMILL* - Since 1997, he is Chairman     1997            1                 Bexil
of the Board of the Fund, the Investment Manager,                                   Corporation,
and WCI. He is a member of the New York Society                                        Tuxis
of Security Analysts, the Association for                                           Corporation
Investment Management and Research, and the
International Society of Financial Analysts. He
is the father of Thomas B. Winmill. He was born
on February 10, 1930.

--------
* He is an "interested person" of the Fund as defined in the Act due to his affiliation with the Investment Manager.
** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas B. Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

                      Position(s) Held with Fund, Term of Office /(1)/, Principal Occupation for
Name and Age          the Past Five Years
------------          --------------------------------------------------------------------------
Thomas O'Malley       Chief Accounting Officer, Chief Financial Officer, and Vice President
Born on July 22, 1958 since 2005. He is also Chief Accounting Officer, Chief Financial Officer, and Vice President of the Investment Company Complex, the Investment
                      Manager, and WCI. Previously, he served as Assistant Controller of Reich &
                      Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang
                      Distributors, Inc. He is a certified public accountant.

John F. Ramirez Born  Secretary and Chief Compliance Officer since 2005. He is also Secretary
on April 29, 1977     and Chief Compliance Officer of the Investment Company Complex, the
                      Investment Manager, and WCI. He previously served as Compliance
                      Administrator and Assistant Secretary of the Investment Company Complex,
                      the Investment Manager, and WCI. He is a member of the Society of
                      Corporate Secretaries and Governance Professionals and the Chief
                      Compliance Officer Committee and the Compliance Advisory Committee of the
                      Investment Company Institute.

--------
(1) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 13, 2006.

 Additional Information (Unaudited)   19              GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND

11 Hanover Square
New York, NY 10005

Printed on recycled paper

GIF-AR-12/06

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f) (1) The Code is attached hereto as Exhibit 99.CODE ETH.

    (2) The text of the Code can be on the registrant's website, www.globalincomefund.net.

    (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

          AUDIT FEES

          2005 - $18,000
          2006 - $18,500

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

          AUDIT RELATED FEES

          2005 - $1,000
          2006 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

           TAX FEES

           2005 - $3,000
           2006 - $3,500

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

           ALL OTHER FEES

           2005 - N/A
           2006 - N/A

(e) (1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting.Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $65,500 and $73,750, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.


              CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES
                       EFFECTIVE FOR MEETINGS FEB. 1, 2007
                              UPDATED DEC. 15, 2006
1.       AUDITORS

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

     o Fees for non-audit services ("Other" fees) are excessive.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o Composition of the board and key board committees;

     o Attendance at board and committee meetings;

     o Corporate governance provisions and takeover activity;

     o Disclosures under Section 404 of Sarbanes-Oxley Act;

     o Long-term company performance relative to a market and peer index;

     o Extent of the director's investment in the company;

     o Existence of related party transactions;

     o Whether the chairman is also serving as CEO;

     o Whether a retired CEO sits on the board;

     o Number of outside boards at which a director serves;

     o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has backdated options (see "Options Backdating" policy);

     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         - Serving as liaison between the chairman and the independent directors,

         - Approving information sent to the board,

         - Approving meeting agendas for the board,

         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

         - Having the authority to call meetings of the independent directors,

         - If requested by major shareholders, ensuring that he is available for consultation and direct communication;

     o Two-thirds independent board;

     o All-independent key committees;

     o Established governance guidelines;

     o The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).
MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o Management's track record;

     o Background to the proxy contest;

     o Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o No lower than a 20% trigger, flip-in or flip-over;

     o A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.
In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.
ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

POOR PAY PRACTICES
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

o Huge bonus payouts without justifiable performance linkage or proper disclosure;

o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

o Excessive severance provisions (e.g., including excessive change in control payments);

o Change in control payouts without loss of job or substantial diminution of job duties;

o Internal pay disparity;

o Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o Vesting schedule or mandatory holding/deferral period:

         - A minimum vesting of three years for stock options or restricted stock; or

         - Deferred stock payable at the end of a three-year deferral period.

     o Mix between cash and equity:

         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o Purchase price is at least 85% of fair market value;

     o Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;

     o No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o Length of time of options backdating;

     o Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o The existing level of disclosure on pricing policies;

     o Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
TOBACCO
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o The company intends to pursue operations in the ANWR; and

     o The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     o The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions. LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. OUTSOURCING/OFF-SHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o Past performance as a closed-end fund;

     o Market in which the fund invests;

     o Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

     The registrant's portfolio is managed by the Investment Policy Committee. The following table provides information relating to each member and their role within the commitee.

             Name                                   Title
      --------------------            -------------------------------------
       Thomas B. Winmill                Chairman
       Bassett S. Winmill               Chief Investment Strategist
       John F. Ramirez                  Director of Fixed Income
       Heidi Keating                    Money Market Fund Portfolio Manager

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     The Nominating Committee may consider candidates as Directors submitted by current Directors, the Investment Manager, registrant stockholders, and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the registrant's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the registrant not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (b) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 7, 2007

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 7, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 7, 2007

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 7, 2007